Q4 2016 Earnings Review February 28, 2017

Cautionary Statement on Forward-Looking Statements This presentation contains forward-looking statements which are protected by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect Western Refining, Inc.’s (“Western,” “Western Refining,” or “WNR” as applicable or the context requires) current expectations regarding future events, results or outcomes. Words such as “anticipate,” “assume,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “position,” “potential,” “predict,” “project,” “strategy,” “will,” “future” and other similar terms and phrases are used to identify forward-looking statements. The forward-looking statements contained herein include, but are not limited to, statements about: first quarter 2017 guidance, including regarding total throughput; direct operating expenses; selling, general and administrative expenses (“SG&A”); depreciation and amortization; interest expense; budgeted capital expenditures (including maintenance/regulatory and discretionary expenditures); and crack spread hedge positions and market pricing. These statements are subject to the general risks inherent in Western Refining, Inc.’s business. These expectations may or may not be realized. Some of these expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, Western’s business and operations involve numerous risks and uncertainties, many of which are beyond its control, which could result in Western’s expectations not being realized or otherwise materially affect Western’s financial condition, results of operations, and cash flows. Additional information relating to the uncertainties affecting Western’s business is contained in its filings with the Securities and Exchange Commission. The forward-looking statements are only as of the date made. Except as required by law, Western does not undertake any obligation to (and expressly disclaims any obligation to) update any forward-looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.

Q4 2016 Highlights S Consolidated Adjusted EBITDA of $92.6 million S Western (excluding WNRL): $55.9 million S WNRL: $36.7 million S Completed St. Paul Park turnaround; expanded crude unit capacity by 4,000 barrels per day S Assumed 100% ownership of East Coast wholesale marketing business S Strong retail fuel volumes S Repaid $125 million of term loan debt S Dividend of $0.38 per share ($ in millions, except per share data) Q4 2016 Q4 2015 Net income (loss) attributable to Western Refining, Inc. $(10) $14 per Diluted Share $(0.09) $0.14 Net income (loss) attributable to Western excluding special items 1 $(8) $52 per Diluted Share, excluding special items 1 $(0.07) $0.56 Adjusted EBITDA 2 $93 $204 1 See Appendix for further detail on Net Income (loss) excluding special items. 2 Adjusted EBITDA includes an adjustment for non-cash unrealized mark-to-market hedging gains and losses; see Appendix for reconciliation of Net Income to Adjusted EBITDA and the definition of Adjusted EBITDA.

4 Refining Operating Metrics Gross Margin 1 ($ per throughput barrel) 1 Excludes realized and unrealized gains/losses from hedging activities and lower of cost or market reserve adjustments. 2 Operating margin is defined as gross margin minus direct cash operating expenses. Direct Operating Expenses ($ per throughput barrel) Operating Margin ($ per throughput barrel) Q4 2016 Q4 2015 2 El Pas o Gallu p $9.55 $10.57 $4.22 $3.86 $5.33 $6.71 $13.61 $11.45 $8.60 $11.91 $5.01 $(0.46) St. Pau l Par k $14.26 $5.54 $4.12 $5.34 $10.14 $0.20

5 700 600 500 400 300 200 100 0 $ m illi on s Beginning Cash and Restricted Cash 9/30/16 Adjusted EBITDA Debt Additions Debt Repayments Cash Taxes and Cash Interest Paid Dividends Paid CAPEX Change in Working Capital & Other WNRL Distributions Ending Cash 12/31/16 461.1 268.6 92.6 73.0 53.8 253.2 38.5 42.1 65.9 12.2 Q3 2016 to Q4 2016 Consolidated Cash Flow Bridge 1 Restricted cash as of September 30, 2016 was $195 million. 2 See Appendix for a reconciliation of Net Income to Adjusted EBITDA and the definition of Adjusted EBITDA. 2 Western $ 444.6 $ 55.9 $ 73.0 $ (253.2) $ (37.8) $ (42.1) $ (61.1) $ 59.5 $ 15.1 $ 253.9 WNRL 16.5 36.7 — — (0.7) — (4.8) (5.7) (27.3) 14.7 Total $ 461.1 $ 92.6 $ 73.0 $ (253.2) $ (38.5) $ (42.1) $ (65.9) $ 53.8 $ (12.2) $ 268.6 1

6 Capital Structure 1 NTI debt is non-recourse to Western. 2 Debt levels shown are face value, exclude unamortized financing costs, discounts and premiums. 3 See Appendix for a reconciliation of Net Income to Adjusted EBITDA and the definition of Adjusted EBITDA. 4 Western LTM Adjusted EBITDA includes distributions from WNRL. As of December 31, 2016 ($ millions) WNR Consolidated Western Total Cash $ 269 $ 254 Western Revolving Credit Facility $ — $ — Term Loan B-1, due 2020 534 534 Term Loan B-2, due 2023 373 373 6.25% Senior Unsecured Notes due 2021 350 350 NTI Revolving Credit Facility — — 7.125% Senior Secured Notes, due November 2020 350 350 WNRL Revolving Credit Facility 20 7.5% Senior Notes, due 2023 300 Total Long-term Debt 2 1,927 1,607 Shareholders' Equity 2,297 1,697 Total Capitalization $ 4,224 $ 3,304 LTM Adjusted EBITDA 3 $ 576 $ 507 Total Debt / LTM Adjusted EBITDA 3.3x 3.2x Total Debt / Total Capitalization 46% 49% 4 1

7 Operations El Paso Gallup St. Paul Park Total Throughput (mbpd) 128 - 132 26 - 28 101 - 105 Direct Operating Expenses ($/Bbl) $4.20 - $4.40 $9.00 - $9.50 $4.50 - $4.70 First Quarter 2017 Guidance Other ($ millions) Western WNRL Total SG&A $50 $6 $56 Depreciation and Amortization $46 $10 $56 Interest Expense $28 $7 $35 FY 2017 Capital Expenditures Budget Maintenance/Regulatory $120 $16 $136 Discretionary 146 27 173 Total $266 $43 $309

Appendix

9 Reconciliation of Special Items 1 We recompute income taxes after deducting special items and earnings attributable to non-controlling interests. Three Months Ended December 31, 2016 2015 (In thousands, except per share data) Reported diluted earnings (loss) per share $ (0.09) $ 0.14 Income (loss) before income taxes $ (13,364) $ 1,464 Special items: Loss (gain) and impairments on disposal of assets, net (90) 208 Merger and reorganization costs 8,453 — Unrealized loss on commodity hedging transactions 22,976 8,160 Net change in lower of cost or market inventory reserve (30,895) 113,667 Loss on extinguishment of debt 3,916 — Earnings (loss) before income taxes excluding special items (9,004) 123,499 Recomputed income taxes after special items (1) 11,029 (28,737) Net income (loss) excluding special items 2,025 94,762 Net income attributable to non-controlling interests 9,795 42,572 Net income (loss) attributable to Western excluding special items $ (7,770) $ 52,190 Diluted earnings (loss) per share excluding special items $ (0.07) $ 0.56 1

10 1 Adjusted EBITDA includes an adjustment for non-cash unrealized mark-to-market hedging gains and losses; see Appendix for reconciliation of Net Income to Adjusted EBITDA and the definition of Adjusted EBITDA. Adjusted EBITDA Reconciliations Three Months Ended Year Ended December 31, December 31, 2016 2015 2016 2015 (In thousands) Net income (loss) attributable to Western Refining, Inc. $ (9,589) $ 13,545 $ 124,939 $ 406,756 Net income (loss) attributable to non-controlling interests 9,838 (6,047) 62,067 207,675 Interest and debt expense 35,226 26,434 123,291 105,603 Provision for income taxes (13,613) (6,034) 54,868 223,955 Depreciation and amortization 55,456 52,845 216,787 205,291 Maintenance turnaround expense 19,404 836 47,137 2,024 Loss (gain) and impairments on disposal of assets, net (90) 208 (1,271) 51 Loss on extinguishment of debt 3,916 — 3,916 — Net change in lower of cost or market inventory reserve (30,895) 113,667 (133,414) 96,536 Unrealized loss on commodity hedging transactions 22,976 8,160 77,674 50,233 Adjusted EBITDA1 $ 92,629 $ 203,614 $ 575,994 $ 1,298,124

11 Consolidated Adjusted EBITDA Reconciliations Three Month Period Ending Twelve Months Ended (In thousands) Consolidated Western Refining, Inc. Mar 2016 June 2016 Sep 2016 Dec 2016 Dec 2016 Net income (loss) attributable to Western Refining, Inc. $ 30,538 $ 65,415 $ 38,575 $ (9,589) $ 124,939 Net income attributable to non-controlling interests 9,047 37,449 5,733 9,838 62,067 Interest and debt expense 26,681 26,928 34,456 35,226 123,291 Provision for income taxes 18,629 38,152 11,700 (13,613) 54,868 Depreciation and amortization 52,651 54,359 54,321 55,456 216,787 Maintenance turnaround expense 125 400 27,208 19,404 47,137 Gain and impairments on disposal of assets, net (130) (772) (279) (90) (1,271) Loss on extinguishment of debt — — — 3,916 3,916 Net change in lower of cost or market inventory reserve (51,734) (35,619) (15,166) (30,895) (133,414) Unrealized loss on commodity hedging transactions 12,483 14,598 27,616 22,976 77,674 Adjusted EBITDA1 $ 98,290 $ 200,910 $ 184,164 $ 92,629 $ 575,994 1 Adjusted EBITDA includes an adjustment for non-cash unrealized mark-to-market hedging gains and losses; see Appendix for reconciliation of Net Income to Adjusted EBITDA and the definition of Adjusted EBITDA.

12 Adjusted EBITDA Consolidation Last Twelve Months December 31, 2016 Western WNRL WNR Consolidated (In thousands) Net income attributable to Western Refining, Inc. $ 85,027 $ 39,912 $ 124,939 Net income attributed to non-controlling interests 35,323 26,744 62,067 Interest and debt expense 97,319 25,972 123,291 Provision for income taxes 54,162 706 54,868 Depreciation and amortization 183,909 32,878 216,787 Maintenance turnaround expense 47,137 — 47,137 Gain and impairments on disposal of assets, net (217) (1,054) (1,271) Loss on extinguishment of debt 3,916 — 3,916 Net change in lower of cost or market inventory reserve (133,414) — (133,414) Unrealized loss on commodity hedging transactions 77,674 — 77,674 Adjusted EBITDA $ 450,836 $ 125,158 $ 575,994 Distributions from WNRL 56,190 Total Adjusted EBITDA plus Distributions $ 507,026

13 Adjusted EBITDA Reconciliations The tables on the previous page reconcile net income to Adjusted EBITDA for the periods presented. Adjusted EBITDA represents earnings before interest and debt expense, provision for income taxes, depreciation, amortization, maintenance turnaround expense and certain other non-cash income and expense items. However, Adjusted EBITDA is not a recognized measurement under U.S. generally accepted accounting principles ("GAAP"). Our management believes that the presentation of Adjusted EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. In addition, our management believes that Adjusted EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry because the calculation of Adjusted EBITDA generally eliminates the effects of financings, income taxes, the accounting effects of significant turnaround activities (that many of our competitors capitalize and thereby exclude from their measures of EBITDA) and certain non-cash charges that are items that may vary for different companies for reasons unrelated to overall operating performance. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • Adjusted EBITDA does not reflect our cash expenditures or future requirements for significant turnaround activities, capital expenditures or contractual commitments; • Adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt; • Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and • Adjusted EBITDA, as we calculate it, may differ from the Adjusted EBITDA calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally.

14 Net Positions Volume Hedged (000 barrels) % of Planned Production Hedged Strike Price Mark-to-Market Price 1 December 31, 2016 Offsetting Unrealized Gain Period Gasoline Distillate Gasoline Distillate Gasoline Distillate Gasoline Distillate Positions ($MM) 2 2017 Q1 850 270 10.9% 4.8% $ 12.45 $ 14.43 $ 16.12 $ 16.17 $ 4.2 Q2 — 120 0.0% 2.0% $ — $ 14.22 $ — $ 15.06 $ 2.5 Q3 — 120 0.0% 2.0% $ — $ 14.22 $ — $ 15.69 $ 2.5 Q4 — 120 0.0% 2.3% $ — $ 14.22 $ — $ 15.93 $ 2.5 2018 Q1 — 150 0.0% 2.5% $ — $ 15.48 $ — $ 16.62 $ — Q2 — 150 0.0% 2.5% $ — $ 15.48 $ — $ 16.06 $ — Q3 — 150 0.0% 2.4% $ — $ 15.48 $ — $ 16.57 $ — Q4 — 150 0.0% 2.4% $ — $ 15.48 $ — $ 16.04 $ — 1 Mark-to-market pricing based on data obtained from the CME Group. 2 Represents unrealized gains on short positions that were closed by the purchase of an offsetting long position during Q4 2016, neither of which position will be realized until maturity. US Gulf Coast Products Crack Spread Hedge Positions As of December 31, 2016

Net Positions Volume Hedged (000 barrels) % of Planned Production Hedged Strike Price Mark-to-Market Price 1 December 31, 2016 Offsetting Unrealized Gain Period Gasoline Distillate Gasoline Distillate Gasoline Distillate Gasoline Distillate Positions ($MM) 2 2017 Q1 — 525 0.0% 9.4% $ — $ 14.31 $ — $ 15.61 $ — Q2 — 525 0.0% 8.8% $ — $ 14.31 $ — $ 16.37 $ — Q3 — 525 0.0% 8.8% $ — $ 14.31 $ — $ 17.06 $ — Q4 — 525 0.0% 10.2% $ — $ 14.31 $ — $ 16.37 $ — 2018 Q1 — 300 0.0% 5.0% $ — $ 16.55 $ — $ 16.55 $ — Q2 — 300 0.0% 4.9% $ — $ 16.55 $ — $ 17.04 $ — Q3 — 300 0.0% 4.9% $ — $ 16.55 $ — $ 17.56 $ — Q4 — 300 0.0% 4.9% $ — $ 16.55 $ — $ 16.95 $ — 1 Mark-to-market pricing based on data obtained from the CME Group. 2 Represents unrealized gains on short positions that were closed by the purchase of an offsetting long position during Q4 2016, neither of which position will be realized until maturity. Group 3 Products Crack Spread Hedge Positions As of December 31, 2016 15

16 Consolidated Unrealized Hedging Gains and Losses ($ millions) Balance Sheet Fair Value Income Statement Period Beg. Of Period End of Period Unrealized Gain (Loss) 2015 Q1 $130.0 $109.9 $(20.1) Q2 $109.9 $87.6 $(22.3) Q3 $87.6 $87.9 $0.3 Q4 $87.9 $79.7 $(8.2) 2016 Q1 $79.7 $67.2 $(12.5) Q2 $67.2 $52.6 $(14.6) Q3 $52.6 $25.0 $(27.6) Q4 $25.0 $2.0 $(23.0) Gains/(Losses) Q1 2016 Q2 2016 Q3 2016 Q4 2016 YTD 12-31-16 Realized $17.8 $0.5 $27.8 $12.7 $58.8 Unrealized $(12.5) $(14.6) $(27.6) $(23.0) $(77.7)